UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 21st , 2005
CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles		GY1 3RR

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure
The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure”.
On July 21st, 2005 CanArgo issued a press release announcing an operational update.
A copy of the Press Release is attached hereto as Exhibit 99.1.
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
          (c) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated July 21st, 2005 issued by CanArgo Energy Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: July 25, 2004	By:	/s/Liz Landles
Liz Landles, Corporate Secretary

CanArgo Energy Corporation
FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA
Operational Update
July 21, 2005 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo”) (OSE: CNR, AMEX:CNR) today gave an operational update on its activities in Georgia and Kazakhstan.
Georgia
Production and Development
On the Ninotsminda development program, CanArgo announced today that Weatherford International (“Weatherford”) has given notice that it is demobilising its equipment and leaving Georgia. Despite conducting operations on three wells over a seven month period, Weatherford has been unable to successfully complete any well. The lack of success is attributable to ongoing equipment failures and the loss of bottom hole assemblies down hole which has meant that in total less than 150 metres (492 feet) of horizontal section has been drilled through the reservoir. The original plan was to drill up to 650 metres (2,132 feet) horizontally per well. CanArgo is currently reviewing its contractual arrangements with Weatherford. In the meantime, CanArgo, who still believes that under balanced coiled tubing drilling (UBCTD) technology is the optimum approach to developing this reservoir, is in negotiations with several other suppliers of UBCTD equipment and expects to announce a new contract in the near future. While negotiations progress, the company plans to drill up to two horizontal wells on the Ninotsminda Field using conventional drilling techniques so as to capitalize on the current high oil price. The first planned horizontal side track, N100H2, will be from the N100 well and should commence within the next six to eight weeks. This is an area of the Field that has shown prolific oil production in the past as demonstrated by the first horizontal well, N100H1, from this well bore.
Appraisal
On the Manavi M11Z sidetrack well to the original oil discovery, 5-inch casing has been run to a depth of 4,007 metres (13,143 feet). The Saipem Ideco E-2100Az drilling rig (equipped with a top-drive drilling system and using a Baker-Hughes oil-based mud system) has successfully drilled through the over-pressured swelling clays that had proven challenging in the past. The Middle Eocene horizon (which came in high to prognosis and is the main reservoir in the Ninotsminda and Samgori Fields) shows evidence of hydrocarbons being present. It is now planned to drill ahead to a total depth of 4,500 metres (14,760 feet) to fully test and evaluate the Middle Eocene

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and the Cretaceous reservoir intervals using slim-hole drilling technology. As previously reported, the company is on target to test this well in August 2005.
Exploration
Following completion of the acquisition of a 100% interest in the Norio PSA, drilling has now restarted on the Norio exploration well MK72 which is drilling ahead slowly, having previously encountered oil bearing sands in the secondary Oligocene target. Significant oil and gas shows continue to be observed whilst drilling. Seismic data indicates the presence of a reflector less than 300 metres (984 feet) below the current depth of the well which may be the primary target, which is mapped as a significant prospect.
Kazakhstan
In Kazakhstan, CanArgo currently owns interests in the proven Kyzyloy Gas Field, and in large exploration areas in the western part of the country close to the Aral Sea.
Workovers are now underway on the development of the shallow Kyzyloy Field, which will be tied into the main Bukhara-Urals gas trunkline through a 60km pipeline. First gas is expected before the end of 2005 and CanArgo believes that this is one of the first dry gas developments undertaken in Kazakhstan.
CanArgo believes significant exploration potential exists within its acreage in several identified shallow structures which are analogous to and surround the Kyzyloy Field. The company has plans to drill 5 exploration wells this year with a target depth of approximately 600 metres (1,968 feet). The first of these wells has now commenced and is expected to be completed in August 2005.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in the Republic of Georgia and the Caspian area.
The matters discussed in this press release include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

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For more information please contact:
CANARGO ENERGY CORPORATION
Julian Hammond, Investor Relations Manager
Tel: +44 7740 576 139
Fax: +44 1481 729 982
e-mail: info@canargo.com
NORWAY
Regina Jarstein
Gambit H&K AS
Tel: + 47 95213451
USA
Michael Wachs
CEOcast.com
Tel: +1 212 732 4300

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